UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)     January 2, 2007
                                                        ------------------------

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

                001-13579                                  04-2053130
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        (Commission File Number)            (I.R.S. Employer Identification No.)

    1855 Boston Road, Wilbraham, MA                           01095
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (413) 731-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On January 2, 2007, Friendly Ice Cream Corporation (the "Company") issued a press release and delivered a letter to its shareholders relating to Sardar Biglari's rejection of the Company's offer of two seats on its Board of Directors. A copy of the press release is filed as Exhibit 99.1 and a copy of the shareholder letter is filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference. A copy of the letter to shareholders may also be found on the Company's website at www.friendlys.com.

     The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release dated January 2, 2007
99.2 Letter to Shareholders dated January 2, 2007


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2007                 FRIENDLY ICE CREAM CORPORATION


                                       By: /s/ PAUL V. HOAGLAND
                                           -------------------------------------
                                       Name:  Paul V. Hoagland
                                       Title: Executive Vice President of
                                              Administration and Chief Financial
                                              Officer


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